UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 25, 2008
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 1-8422

Delaware (State of incorporation)	13-2641992 (I.R.S. Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events
     On June 25, 2008, Countrywide Financial Corporation (“Countrywide”) issued a press release announcing that Countrywide’s stockholders approved the merger of Countrywide with a wholly-owned subsidiary of Bank of America Corporation.
     A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Countrywide Financial Corporation dated June 25, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
By:	/s/ Susan E. Bow
Susan E. Bow
Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

Date: June 25, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Countrywide Financial Corporation dated June 25, 2008